U.S. SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
             CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported): May 19, 2003

                            COMMISSION FILE NUMBER:

                          CELTRON INTERNATIONAL, INC;

             (Exact name of registrant as specified in its charter)


                Nevada                                       91-1903590
---------------------------------------             --------------------------
(State or jurisdiction of incorporation             (I.R.S. Employer I.D. No.)
 or organization


563 Old Pretoria Road
Midrand, South Africa                                       S9 1658
(Address of principal executive offices)                    (Zip Code)
---------------------------------------             --------------------------


                   Registrant's telephone number: 2783-785-4584

      Not applicable
      ------------------------------------------------------------
          (Former name or former address, if changed since last report)


Item 1.    Changes in Control of Registrant

Not applicable


Item 2.    Acquisition or Disposition of Assets

On or about May 8, 2003, our subsidiary, Orbtech Holdings Limited, entered into an acquisition agreement to acquire MineWorx International (Pty) Ltd., for the sum of 315,000 South African Rand and 262,500 shares of Celtron International, Inc. The acquisition of the assets and the business opportunities which came with the assets resulted in the following additions to the company?s business plan:

Business In General
                                                                           1
Mine Worx International (Pty) Ltd was established in October 2000 to take advantage of the growing trend in Mobile Technology and its application in enabling businesses and business optimisation. Mine Worx is being positioned as a Mobile Technology Solution Provider.

We spent the first 6 months developing our core technology to enable us to deliver Mobile Technology based solutions and services to the market. As mining was an initial market sector that we identified with major growth opportunities we initially developed a Ruggedised PDA unit based on a Palm platform.

To date, MineWorx has been funded completely by contributions of its current shareholders and directors who have funded all the core system development, marketing and cash flow. We operate off a low-cost base by utilizing customer facilities as far as possible and therefore have minimal overheads.

The company is lead by Ron Pienaar (CEO and marketing) with Daneel van Eck
(CTO) heading software development and support and with Anthony Pienaar (COO) overseeing operations (hardware development and implementation).


Products and Services

Product Overview

Mine Worx International (Pty) Ltd is positioning itself to be a thought leader in Mobile Technology in Africa. MineWorx defines ?mobile? to be everything that is accessed via technology that is not on a desktop computer or mainframe terminal. This definition would include Internet browsing. Mineworx currently has two product offerings, that are built from existing technology, and work with our proprietary software. These are vehicle-mounted Mobile Data Terminals, or MDT?s, and personally carried, Personal Mobile Data Terminals, or P-MDT?s. Mineworx has implemented its technology in the harsh environments of its mining customers in South Africa, but management believes that any company in any environment with a mobile work force can benefit from our products and services.

To support our mobile technology solution approach MineWorx also offers integration and development services. These have proved exceptionally successful and we currently have 3 long-term development contracts underway.

MineWorx develops all Mobile solutions according to Customer Specific requirements. Each solution therefore is costed after detailed system specifications are provided. MineWorX provides a fixed cost per development. Being a custom built solution, MineWorX negates the necessity of most licensing requirements. MineWorx has undertaken MDT development and integration into Eskom?s Maximo and Smallworld systems with Emcom and Coltron in the Cape. MineWorX currently supports the system and is currently busy with further development on the system. The project management of this application is being undertaken by Arivia.com


Mobile Data Terminals (MDT)

The Mobile Data Terminal facility gives an opportunity to improve the utilization of field workers. Implementing such a solution will bring a number of benefits, including:
                                                                            2
* Improved response to customer queries through currency of vehicle reporting information.
* Better control over job allocation.
* Improved accuracy of statistics through automated monitoring.
* When details are transmitted to display units in the dispatch vehicles, all the details for a required job execution will be sent.
* Eliminates the inaccuracies that language or radio quality problems might cause.
* Ensures that neither the driver nor the radio operator make any assumptions about a job just because they may be familiar with a particular customer or type of job. (Operators tend to give the work out by voice in abbreviated form, and drivers tend to record only the minimum detail).
* Allows relief drivers, or new employees, to handle unfamiliar areas.
* Reduces the number of queries or check-backs needed.
* Jobs sent to vehicles are automatically acknowledged.
* You are guaranteed that a mobile has correctly received a message.
* Job execution details can be sent even if the vehicle is unattended
* Data transmission of job details is fast
* Reduced air-time needed for dispatch
* Status Information back from field worker vehicle(s)
* Drivers can indicate job progress with minimal radio use.

Each activity can be automatically time-stamped for improved customer enquiry information and internal administration

Vehicle Mount Technology

The MDT's that MineWorx develops are based on existing technology.

Where an existing hardware solution is not available MineWorx would develop the hardware. The base of the unit would be either a Palm OS or a Windows CE platform, i.e. we would use a Handspring Visor (Palm OS) platform and add a GSM, GPS and RF module or use an Amigo PD 600-C (Pocket PC) platform and add the GSM, GPS and RF modules.


Personal Mobile Data Terminals (P-DMT)

The Personal Mobile Data Terminal (P-MDT) facility gives an opportunity to improve the utilization of field workers. Implementing such a will bring a number of benefits, including:

* Improved accuracy of data supply and capture.
* Better control over job allocation.
* Improved accuracy of statistics through automated monitoring.
* Eliminates the inaccuracies that language or other media quality problems might cause.
* Ensures that neither the technician nor operator make any assumptions about a job or data just because they may be familiar with a particular customer or type of job
* Allows relief staff, or new employees, to handle unfamiliar areas.
* Reduces the number of queries or check-backs needed.
* Data or tasks downloaded are automatically acknowledged.
* You are guaranteed that a mobile has correctly received a message.
* Data transmission is fast                                                 3
* Reduced time needed for dispatch
* High level of data quality

MineWorx supports all Windows CE or Pocket PC operating systems.

Middle Ware

MineWorx has strong Middle Ware and application integration skills. This has been one of the critical success factors for stable solution development and a competitive advantage for MineWorx. Oracle 6i, Microsoft.NET, VB, ASP, C, C++ and SQL are MineWorx's primary development and integration skills. MineWorx has integrated solutions in to Maximo, Smallworld, SAP, Oracle and other applications.


Forward Looking Statements

This report contains forward-looking statements. Our expectation of results And other forward-looking statements contained in this registration statement involve a number of risks and uncertainties. Among the factors that could cause actual results to differ materially from those expected are the following:

business conditions and general economic conditions; competitive factors, such as pricing and marketing efforts; and the pace and success of product research and development. These and other factors may cause expectations to differ.

The Market

The Information Technology market is rapidly moving towards mobile technology as the capability of the Internet and other systems increase and business realizes the power of mobile information access. Our customers are also gearing up for mobile and self-service application access and MineWorx is able to offer them the solution that they are looking for.

The mobile application market is also growing rapidly as new mobile devices are being introduced that allow for new solutions. The market is still in it's infancy and is estimated to grow at approximately 500% per annum from a current base of $500m globally.


Patents

The company holds no patents for its products.


Competition

The company has not identified any specific companies who compete against it in the realm of providing mobile information technology to employee work forces in harsh environments.


Property                                                                     4

Locally MineWorx has offices in Midrand, Gauteng and at Mustek in Cape Town. MineWorX has direct representation in London, Dubai and Mumbai.


Employees

In South Africa MineWorx currently has 17 Staff, with 12 development staff, fully contracted to customers, developing and delivering Mobile Technology based solutions. This number will grow to approximately 25 by the end of the year 2003 in South Africa. MineWorX has a 3-seat support desk situated in Midrand, Gauteng.


Item 3.    Bankruptcy or Receivership

           Not Applicable

Item 4.    Changes in Registrant's Certifying Accountant

           Not Applicable

Item 5.    Other Events


MANAGEMENT

The members of the Board of Directors of the company serve until the next annual meeting of stockholders, or until their successors have been elected. The officers serve at the pleasure of the Board of Directors. The current officers, key employees and directors of the company are:

Name                      Age                Position
--------------------    -------         ----------------------------

Allen A. Harrington        46           Chief Executive Officer,
                                        Chairman, Secretary, Director

Amanda M. Harrington       45           Chief Financial Officer

Marius Jordaan                          Director


Ron Pienaar.               42           Director

Allen A. Harrington. Mr. Harrington has been the Chief Executive Officer, Chairman, Secretary and Director of the company since June 20, 2001. Since 1993, when he started his career in the technology arena he headed the formation of the company that was responsible for the design of the World's first real_time Credit Card Activated and Billed Cellular Telephone. Since then, he has been involved in the Management, Sourcing, design discussions and implementation of various Technologies and products related to the cellular industry, including serving as Managing Director of various companies which include, Widget Technologies (Pty) Ltd., Orbtech Holdings Limited, Orbtech Tracking Systems (Pty) Ltd., which operations was ultimately grouped under one
                                                                             5
umbrella Celtron International (Plc) to complete the design and implementation of various electronic and software programs.

Amanda M. Harrington. Mrs. Harrington has served as the Chief Financial Officer of the company since June 20, 2001. Since 1997, she has also served
As Assistant to the Chief Financial Officer of Widget Technologies (Pty) Ltd., And as bookkeeper and head of administration. From 1993 through 1997, she served as bookkeeper to Celtron Technologies, Ltd. and its subsidiaries. From 1990 through 1993, she served as an independent financial assistant. From 1979 through 1990, she was employed as an Administrative Manager in Volkskas and Absa Banks.

Blake Turner. Mr. Turner has been director of the company since June 20, 2001. He has headed the Software Systems division of Orbtech Holdings, Ltd., since 1997. He has been involved in software design and development for the past 11 years. His range of experience is vast, covering operating systems such as Microsoft Windows 3.1/95/98/NT, OS/2 and UNIX as well as embedded systems and microprocessors. Within these environments he has covered a wide variety of disciplines including image handling, communications, networking systems, tcp/ip, internet, distributed processing and data warehousing. He has also served as Managing Director of Odyssey Solutions since August 1, 2000.

Ron Pienaar. Mr. Pienaar left school before matriculating and joined the SA Railways Police in 1977. After attending police college and graduating 3rd overall, he completed his matric and Sergeants exams. His career in the police was marked by being one of the youngest acting Sergeants in the force, a two-year stint as an anti-hijacker with SAA, covering international flights across the globe, and being seconded to the CSIR to conduct classified research. During this period he enrolled at UNISA and completed a BA degree.

In 1982 Mr. Pienaar left the police force to join Sanlam marketing business insurance. Toward the end of 1982, he started Aquarius Personnel Consultants. In 1985 the Silver Corp Group acquired Aquarius and Mr. Pienaar served as its Human Resources manager and was Managing Director of 4 of the group subsidiaries that included National film distributors, SCL Waste Collectors and SA Souvenirs.

Mr. Pienaar left the Silver Corp Group in 1988 and he started a management consultancy practice. He also held non-executive directorships on the board of the Clear Vision Group that was later acquired by PG Glass. During this period he also acquired Clear Sound and Clear Trim from the Group, companies focused on the motor industry. In 1989 he established Sandton Motor and Aircraft Trimmers. The company was sold in 1995.

In 1989, Doctus, an International Management Consultancy Group based in the UK approached Mr. Pienaar to provide expertise in Organizational Development and process consulting. Working with Byrne Fleming he completed projects with Western Deep levels, Pep Stores nationally, the repositioning of the Ackermans Group, Epol, 15 year Free Gold strategic plan and other national groups. In November 1993 he was appointed by Kresta Hague International to head up the Retail consulting division in Europe. During this period he completed business improvement projects with Guardian Royal Exchange in London and head office in Ipswich, Martins Retail Group in the UK and RS McCall in Scotland as well as the Your-More-Store Group. During this period he completed his NLP (Neuro
                                                                              6
linguistic Programming) training to Masters Level including Indirect Hypnosis.

After returning to South Africa at the end of 1994, Mr. Pienaar was appointed as Vice President Marketing for Johnson Harvey International, a management consultancy group focuses in the mining industry. During 1995 he was recruited by Oracle Corporation where he headed the Business Consulting and Change Management division as Practice director for the ECE-MEA region (East Central Europe, Middle East and Africa). He was on the Oracle Global Business Consulting Committee of 5 and a managing member of the Oracle Global Change Management Board. He was instrumental in the design and development of an organizational change management assessment tool and methodology in conjunction with Stanford University in California during 1997. He was responsible for global projects such as the Continental Grain Company based out of Geneva and operating across the globe, the pharmaceutical e-business solution implemented for government in the Ukraine, Hungarian Railways systems implementation, Edgars, Bateman Group and the Sanlam HR system development, to mention a few.

In May of 1998 Mr. Pienaar established Ornet Solutions as a subsidiary of MB Technologies Limited and was the major shareholder until the group acquired the company in 2001. Having identified the opportunities for information technology and more particularly mobile technology during his management consulting, he established Mine Worx International in October 2000 to take advantage of the emerging mobile technologies market.

Item 6.   Resignations of Registrant's Directors

In May 2003, Blake Turner resigned as a director of the company.

Item 7.    Financial Statements and Exhibits
    a)     Financial Statements of Business Acquired.

It is impractical to provide the required financial statements for Celtron at this time. The registrant intends to filed such financial statements as soon as is practical, but not later than 60 days after this report on Form 8-K is filed with the commission.

     (b)   Pro forma Financial Information.

It is impractical to provide the required financial statements for Celtron at this time. The company will file pro forma consolidated financial statements for itself and its wholly owned subsidiary within 60 days after the filing of this report.

     (c)   Exhibits.

     There are attached hereto the following exhibits:

     Exhibit 1. Acquisition agreement between Mineworx and Orbtech Holdings
                Limited.

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto
duly authorized.                                                              7

Dated: May 15, 2003

Celtron International, Inc:

By: Allen Harrington
    ---------------------------
    Allen Harrington, President


In connection with the current report of Celtron International, Inc. on Form 8K for the period , as filed with the Securities and Exchange Commission on the date hereof, the undersigned certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:

      1. The report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

      2. The information contained in the report fairly presents, in all material respects, the financial condition and results of the Company.



Dated: May 15, 2003            By: Allen Harrington
                                  --------------------------
                                   Allen Harrington,
                                   Chief Executive Officer


Dated: May 15, 2003            By: Amanda Harrington,
                                   ------------------------
                                   Amanda Harrington,
                                   Chief Financial Officer

EXHIBIT 1

Exhibit 1. Acquisition agreement between Orbtech Holdings Limited and Mineworx International (Pty) Ltd.


                                INDEX TO AGREEMENT
                                ------------------

1.      SCHEDULE            SCHEDULE OF INFORMATION

2.      ANNEX A             AGREEMENT

3.      ANNEX B             FIXED ASSETS REGISTER

4.      ANNEX C             SCHEDULE OF LEASES

5.      ANNEX D             WARRANTIES


                                                                              8
1. SCHEDULE OF INFORMATION

1.1 Auditor Gerhard Van Rensburg

1.2 Company:  Mine Worx International (Pty) Ltd

1.3 Purchase price R1 365 000.00 (One million three hundred and sixty five thousand Rand)

1.4 Sale shares 262 500 shares in Celtron

1.5 Method of payment :

1.5.1 Celtron will issue 262 500 of its shares to the seller

1.5.2 Cash  R315 000.00

1.6 Payment of cash in 1.5.2 by the purchaser: - Five equal installments of R63 000.00 (sixty three thousand Rand) each the first of which shall be payable on the 31st day of May 2003 and thereafter on the last day of each succeeding month.


2.  SELLER INFORMATION

2.1 Seller  Ronald Andrew Pienaar and Anthony John Pienaar acting jointly

2.2 Address  38 West Street, Austin View, Midrand

2.3 Postal P. O. Box 4353, Halfway House, 1685

2.4 Telephone (011) 652 6350

2.5 Telefax (011) 652 6371

2.6 Company Registration No. 2000/026669/07

2.7 Authorised Signatories Sellers: R A Pienaar and A J Pienaar

2.8 VAT Registration No 48701 93002


3.      PURCHASER

3.1 Purchaser Orbtech Holdings Limited

3.2 Address Block 2, Momentum Business Park, 563 Old Pretoria Road, Midrand

3.3 Postal P.O.Box 2250, Halfway House, 1685

3.4 Telephone (011) 652 6350

3.5 Telefax (011) 652 6371

3.6 Company Registration No. 99/10917/06                                      9

3.7 Authorised Signatory A H Harrington

3.8 VAT Registration No. 46201 87221


4.      SCHEDULES AND ANNEXES

Schedules or annexes to this schedule of information shall be deemed to be incorporated in and form part of the agreement and definitions in such schedules or annexes shall bear the same meanings in this schedule of information and in the other schedules of annexes.


SIGNATURE BELOW CONSTITUTES SIGNATURE OF THE AGREEMENT

Signed at Midrand on 8 May 2003

For Mine Worx International (Proprietary) Limited


                                    _________________________________
who warrants that they are duly authorized hereto



Signed at Midrand on 8 May 2003

                                    For Orbtech Holdings Limited


                                    _________________________________
who warrants that he is duly authorized hereto


Signed at Midrand on 8 May 2003

                                    For Celtron International Incorporated


                                    _________________________________
who warrants that he is duly authorized hereto



ANNEX "A" TO SCHEDULE OF INFORMATION



AGREEMENT

1.      INTERPRETATION

      In this agreement -
                                                                             10
1.1 clause headings are for convenience and shall not be used in its interpretation;

1.2 unless the context clearly indicates a contrary intention an expression which denotes any gender includes the other genders, a natural person includes an artificial person and vice versa, and the singular the plural and vice versa;

1.3 the following expressions shall bear the meanings assigned to them below and cognate expressions bear corresponding meanings ?

1.3.1 "accounts" - the financial statements of the company as at the period ended 28 February 2003;

1.3.2 "Act" - the Companies Act, No 61 of 1973, as amended;

1.3.3 "adjustment account" - the adjustment account to be prepared by the auditor in accordance with 5.2 if necessary;

1.3.4 "closing date" - 19th May 2003;

1.3.5 "effective date" - the 1st day of May 2003 notwithstanding the signature date;

1.3.6 "effective date accounts" - the financial statements of the company as at and for the period commencing on 1 March 2003 and ending on the effective date, to be prepared in terms of 5.1;

1.3.7 "fixed assets register" - the fixed register, a copy of which is attached and annex "B";

1.3.8 "info schedule" - the schedule of information to which this is annex "A";

1.3.9 "Nasdaq" - the National Association of Securities Dealers Automatic Quotation System incorporating the National Market System and OTC market;

1.3.10 "Company" - Mine Worx (Proprietary) Limited Registration Number 2000/026669/07 a private company duly incorporated in accordance with the laws of South Africa;

1.3.11 "purchase price" - the aggregate consideration payable for the purchase of the sale shares and cession of the sale claims as set out in 1.3 of the info schedule;

1.3.12 "claims" - all claims of whatever nature and however arising which the seller may have against the company as at the effective date;

1.3.13 "signature date" - the last date upon which this agreement is signed by all the parties hereto;

1.3.14 "warranties" - collectively the warranties in annex "D" and otherwise (if any) given in terms of this agreement;

1.3.15 "Theo Tromp" - Attorneys Theo Tromp of Johannesburg, Hackle Brooke corner of Jan Smuts Avenue and Conrad Drive, Craighall;
                                                                            11
1.3.16 "Celtron" Celtron International Incorporated.


1.4 when any number of days is prescribed in this agreement, same shall be reckoned exclusively of the first and inclusively of the last day unless the last day falls on a Saturday, Sunday or public holiday, in which case the last day shall be the next succeeding day which is not a Saturday, Sunday or public holiday.

1.5 if any provision in a definition is a substantive provision conferring rights or imposing obligations on anyone, effect shall be given to it as if it were a substantive provision in the body of this agreement;

1.6 schedules or annexes to this agreement shall be deemed to be incorporated in and form part of this agreement;

1.7 any references to any statute shall be reference to that statute as at the signature date, and as reenacted form time to time;

1.8 where figures are referred to in numerals and words, if there is any conflict between the two, the words shall prevail.


2.      PREAMBLE

      It is recorded and agreed that -

2.1 the seller owns the sale shares;

2.2 the seller intends selling to the purchaser the sale shares with effect from the effective date upon the terms and conditions contained herein, so that with effective date the purchaser shall own the sale shares.

3.      SALE OF SALE SHARES

3.1 Notwithstanding the date of signature hereof, the seller sells the sale shares to the purchaser who purchases the sale shares with effect from the effective date, on which date all risk in and benefits attaching to the sale shares and shall pass to the purchaser.

3.2 It is recorded that the seller shall retain the claims which shall be repaid by company as provided for in this agreement.


4.      PAYMENT

4.1 The purchase price payable by the purchaser by the purchaser to the seller for the sale shares shall be the amount set out in 1.3 of the info schedule; and

4.2 The purchase price shall be payable be the purchaser to the seller in accordance with the method of payment set out in 1.5 and 1.6 of the info schedule.
                                                                            12
5.      EFFECTIVE DATE ACCOUNTS AND ADJUSTMENT ACCOUNT

5.1 The seller shall prepare the effective date accounts in accordance with the provisions of 2.4 of annex D, shall procure their certification by the auditors without qualification and their signature on behalf of the company and shall deliver a true copy thereof to the purchaser by not later than 30 days after the effective date.

5.2 The seller shall prepare an adjustment account and procure its certification by the auditor. The seller shall deliver the adjustment account to the purchaser simultaneously with the delivery of the effective date accounts. The adjustment account shall reflect as -

5.2.1 credits -

5.2.1.1 that proportion of any amount paid before the effective date for any period after the effective date for any expenses of the company including insurance premiums in respect of the assets which the broken portion of that period commencing at the effective date bear to the entire period for which the payment was made;

5.2.1.2 a provision for any taxes paid in advance or which will become due to the company on or after the effective date in respect of periods up to the effective date;

5.2.1.3 cash, debtors, negotiable instruments, near cash and other assets of the company;

5.2.1.4 any other amount considered necessary by the auditor;

5.2.2 debits -

5.2.2.1 that proportion of any item referred to in 5.2.1.1 owing at the effective date in respect of any period prior to the effective date which the broken portion of that portion ending at the effective date bears to the entire period for which the item is owed;

5.2.2.2 a provision for any unpaid taxes owing or which will become owing be the company on or after the effective date in respect of periods up to the effective date;

5.2.2.3 any other amount considered necessary by the auditor.


5.3 Any balance owing to either the seller or the purchaser in terms of the adjustment account shall be paid to the other of them within 30 (thirty) days of presentation of the adjustment account.


6.      CLOSING

6.1 On the closing date, representatives of the parties shall meet at the offices of Orbtech. At that meeting, against compliance by the purchaser with its obligations the seller shall deliver to the purchaser -

6.1.1 the share certificates in respect of the sale shares together with duly
                                                                             13
signed and currently dated share transfer forms in respect thereof without having inserted therein the name of the transferee;

6.1.2 the written resignations as at the effective date of the company's directors, secretary, public officer and auditors; except that Ronald Andrew Pienaar and Anthony John Pienaar will remain as directors of the company

          6.1.3      a resolution of the directors of the company -

6.1.3.1 approving the transfer of the sale shares pursuant to this agreement;

6.1.3.2 appointing all persons nominated by the purchaser as directors of the company with effect from the effective date;

6.1.3.3      accepting the resignations of the persons referred to in 6.1.2

6.1.4 all of the company's books, records, documents and assets (including, without limiting the generality of the aforegoing, the company's certificate of incorporation, memorandum and articles of association, minute books, registers and copies of all returns submitted by the company to the Registrar of Companies and the South African Revenue Services during the three years immediately preceding the effective date); provided that the seller shall be entitled to retain such of the company's records as may be necessary to enable it to prepare the effective date accounts, which records shall be delivered to the purchaser forthwith after the effective date accounts have been prepared.

6.2 The purchaser shall deliver to the seller the share certificates in respect of the shares referred to in paragraph 1.5 of the schedule of information together with duly signed and currently dated transfer forms in respect thereof without having inserted the name of the transferee.


7.      WARRANTIES

7.1 The seller gives the purchaser the warranties set out in annexure "C" on the basis that this agreement is entered into by the purchaser relying on the warranties, each of which is deemed to be material warranty inducing the purchaser to enter into this agreement.

7.2 Notwithstanding 7.1 the purchaser shall not be entitled to cancel this agreement as a consequence of any breach by the seller of any of the warranties unless the breach is a material breach and the breach is incapable of being remedied by payment of compensation, the seller fails to pay the purchaser such compensation within 14 (fourteen) days of the amount thereof being determined.

7.3 Notwithstanding anything to the contrary contained in this agreement a claim by the purchaser in respect of any breach by the seller of any warranty or in terms of any indemnity given by the seller in terms of this agreement shall not entitle the purchaser to make a claim against the seller in respect of both such breach of warrant and under such indemnity where such breach and claim arises out of the same cause of action.


                                                                             14
8.      INDEMNITIES

8.1 Without prejudice to any of the rights of the purchaser arising from any of the provisions of this agreement, the seller indemnifies the purchaser against all loss, liability, damage or expense (whether actual, contingent or otherwise) which the purchaser may suffer as a result of or which may be attributable to -

8.1.1 any liability of the company, whether actual or contingent, which arose prior to the effective date and is not reflected in the effective date accounts;

8.1.2 any liability of the company incurred between the effective date and the closing date, otherwise than in the ordinary and regular course of conduct of the company's business;

8.1.3 any liability of the company for taxation not provided for in the effective date accounts arising form or out of the profits or income of the company for all periods prior to the effective date, for which purpose the term "taxation" shall include -

8.1.3.1 normal taxation;

8.1.3.2 value added tax

8.1.3.3 Regional Services Council levies

8.1.3.4 all other forms of taxation;

8.1.3.5 any taxation arising from new assessments of taxation and/or the reopening of any income tax assessments of the company

8.1.3.6 any penalties or interest as a result thereof

8.1.3.7 any taxation in respect of undistributed profits;  and

8.1.3.8 any taxation in respect of distributed profits;

8.1.4 any claims or liabilities (including claims or liabilities for consequential loss) as a result of any breach of contract which occurred before the effective date and were not provided for in the effective date accounts or which occurs between the effective date and the closing date.

8.2 The purchaser shall be deemed to have suffered a loss equivalent to the amount of any liabilities or claims against which it is indemnified in terms of 8.1

8.3 The purchaser shall notify the seller of any claim which may be made against the company in respect of any of the matters referred to in 8.1 within a reasonable time of the purchaser becoming aware thereof, to enable the seller to take steps to contest such claim.

8.4 The seller shall be entitled to contest the claim concerned in the name of the company and shall be entitled to control the proceedings in regard thereto;
provided that the -                                                          15

8.4.1 seller indemnifies the purchaser and the company against all party and party and attorney and client costs which may be incurred as a consequence of such steps and the purchaser shall be entitled to require the seller to give reasonable security against such costs; and

8.4.2 purchaser shall procure that the company renders reasonable assistance to the seller (at the expense of the seller) in regard to the steps taken by the seller.

8.5 The seller shall be obliged to pay the purchaser the amount of any loss suffered by the purchaser in respect of which it is indemnified in terms of this paragraph as soon as the company is obliged to make payment of any amount to which the indemnity relates.


9.      REPAYMENT OF THE CLAIMS

9.1 The purchaser shall cause the company to repay the claims on or before the 30th April 2005.

9.2 No interest shall be payable in respect of the claims



10      DOMICILIUM AND  NOTICES


10.1 The parties choose domicilium citandi et executandi ("domicilium) for all purposes arising from or pursuant to this agreement, as follows -

10.1.1      the seller      -       2.2 and 2.5 of the info schedule

10.1.2      the purchaser       -      3.2 and 3.5 of the info schedule

10.2 Either party shall be entitled from time to time, by written notice to another, to vary its domicilium to any other address within the Republic of South Africa which is not a post office box or poste restante.

10.3 Any notice given and any payment made by either party to the other ("the addressee") which -

10.3.1 is delivered by hand during the normal business hours of the addressee at the adddressee's domicilium for the time being shall be rebuttably presumed to have been received by the addressee at the time of delivery;

10.3.2 is posted by prepaid registered post from an address within the Republic of South Africa to the addressee at the addressee's domicilium for the time being shall be rebuttably presumed to have been received by the addressee on the seventh day after the posting.

10.4 Any notice given by either party to the other ("the addressee") which is sent by telefacsimile to the particular addressee's domicilium for the time being shall be rebuttably presumed to have been received by the addressee on transmission thereof.
                                                                             16
10.5 Notwithstanding anything to the contrary in this clause 10, a written notice or other communication actually received by a party shall be adequate written notice or communication to that party notwithstanding that the notice was sent or delivered to that party's chosen address.

11 GENERAL

11.1 This document together with its schedule and annexes constitutes the sole record the agreement between the parties in relation to the subject matter thereof.

11.2 Neither party shall be bound by any express or implied term, representation, warranty, promise or the like not recorded herein.

11.3 No addition to, variation, or agreed cancellation of this agreement shall be of any force or effect unless in writing and signed by or on behalf of the parties.

11.4 No indulgence which either party ("the grantor") may grant to the other ("the grantee") shall constitute a waiver of any of the rights of the grantor, who shall not thereby be precluded from exercising any rights against the grantee which may have arisen in the past or which may arise in the future.



12 BREACH

Subject to any other provision of this agreement providing for the remedy of any breach of any provision hereof, should any party ("the defaulting party") commit a breach of any provision of this agreement and fail to remedy such breach within fourteen days after receiving written notice from the other party ("the aggrieved party") requiring the defaulting party to do so, then the aggrieved party shall be entitled, without prejudice to its other rights in law, to cancel this agreement or to claim specific performance of all of the defaulting party's obligations whether or not due for performance, in either event without prejudice to the aggrieved party's right to claim damages.


13 COSTS

As between the parties, the -
13.1        purchaser shall bear and pay -
13.1.1 the costs of THEO TROMP of and incidental to the negotiation, drafting, preparation and execution of this agreement, its schedule and its annexes;

13.1.2      all stamp duty payable on the transfer of the sale shares;

13.2 Seller shall bear and pay all costs of and incidental to the preparation of the accounts, effective date accounts and adjustment accounts.

14 RESTRICTION   ON  TRADING  OF SHARES
                                                                           17

14.1 It is recorded that the shares to be issued in terms of Paragraph 1.5.1 shall be subject to the following trading restrictions :
14.1.1 For a period of 12 (twelve) months from the effective date the seller shall not be entitled to dispose of any shares of Celtron;
14.1.2 For the period of 6 (six) months from the expiry of the period referred to in 14.1.1 the seller shall be entitled to dispose of 10% of the shares which will include any shares acquired in terms of the option referred to in 19 above;
14.1.3 For the period of 6 (six) months after the expiry of the period referred to in 14.1.2 the seller shall be entitled to dispose of a further 10% of the shares which will include any shares acquired in terms of the option referred to in 19 above;
14.1.4 After the expiry of the period referred to in 14.1.3 the seller shall be free to dispose of the balance of the shares as they deem fit;

15 WARRANTY BY CELTRON

Celtron warrants that the trading price of the Nasdaq Stock Exchange of its shares during the periods referred to in paragraph 14.1.2 and 14.1.3 will be an average minimum of 50 US cents per share.
In the event of the share price being below an average of 50 US cents during that period the purchaser shall issue so many further shares in Celtron so as to ensure that the total selling price of the shares sold and the further shares issued in terms hereof shall equal 50 US cents per share in respect of the sale share.

16. APPOINTMENT OF DIRECTORS

The parties agree that Ronald Andrew Pienaar will be appointed a director of Orbtech. Within 15 (fifteen) days of the effective date.

17. AMOUNT DUE BY THE COMPANY TO ITS BANKERS


17.1 It is recorded that the company is indebted to its bankers at the effective date in the amount of R196 000.00 and that the seller has bound himself as surety and co-principal debtor in favour of the bank for the due repayment of the amount by the company.


17.2 The purchaser undertakes to obtain the release of the seller from such surety within a period of 6 (six) months after the effective date failing which the purchaser hereby indemnifies the seller against any claim which the bank may institute against the seller on the basis of the surety signed by the seller.


18. OPTION TO CONVERT CLAIMS INTO SHARES

18.1 The seller is hereby granted an option to convert the claims or any balance thereof during the period commencing 12 (twelve) months after the effective date and terminating 24 (twenty four) months after the effective date in shares in Celtron at an option price of R1.00 (one Rand) per share.

                                                                            18
18.2 Should the seller decide to exercise the abovementioned option he shall give the purchaser notice stating the amount of the claim to be converted into shares.

19.      RIGHT OF FIRST REFUSAL

19.1 Should the purchaser at any time after the effective date decide to dispose of the sale shares or cause the company to dispose of its business as a going concern the seller should have the right of first refusal to purchase the sale shares or the business of the company as the case may be at the same price at which the seller intends selling the sale shares or the company intends selling its business.

19.2 The seller shall exercise the above right of first refusal within 48 hours after having been notified by the purchaser of his intention whereafter the purchaser shall be free to dispose of the shares or the company of its business to any third party provided that such disposal shall not be at a price lower than the price offered to the seller.

ANNEX "D"

    WARRANTIES

1 In this annex -


1.1 the "agreement" means the agreement to which this annex is attached;

1.2 the expressions defined in the agreement shall bear the same meanings in this annex;

2 The seller warrants that -

2.1 on the signature date and the effective date, both days inclusive-

2.1.1 the company will be incorporated as a private company with limited liability according to the laws of the Republic of South Africa;

2.1.2 no steps in terms of Section 73 of the Companies Act will be pending or contemplated in respect of the Company;

2.1.3 the authorized and issued share capital of the company is divided into 10 000 000 shares of R0.01 each of which 1 000 000 shares have been issued at par;

2.1.4 all of the issued shares in the capital of the company will be of one class and will rank pari passu with each other;

2.1.5 the company will not be under any obligations (whether contingently upon exercise of any rights or otherwise) and no resolution would have been passed requiring the company to increase or reduce its authorized or issued share capital or to vary any of the rights attaching to the issued shares;

2.1.6 the seller will be the registered owner and beneficial owner and will be entitled and able to give free and unencumbered title to the sale shares to the
purchaser;                                                                   19

2.1.7 no person will have any right, including inter alia, any option or right of first refusal, to acquire any of the shares in or claims against the company, present or future;

2.1.8 no resolution will have been passed, nor will the company be obliged to alter the memorandum or articles of association of the company or to create or to issue any debentures;

2.1.9 no person will have any right to obtain an order for the rectification of the register of members of the company;

2.1.10 the companies books and records would have been properly maintained according to law and will be capable of being written up within a reasonable time so as to record all of the transactions of the company;

2.1.11 the minute books of the company will contain all of the resolutions passed by its directors and members;

2.1.12 the company and the assets of the company will be insured against the risk to which they are subject for amounts which accord with the sound business practice for a period terminating not earlier than 30 days after the closing date, all premiums due in respect of such insurance will have been paid and the company will have complied with all of the conditions to which the liability of the insurers under the policies of insurance will be subject;

2.1.13 the company will not be in breach of any laws;

2.1.14 save for the lease contracts in respect of cell phones, U U-Net hosting and lease of Aircraft registration number ZSKCM, the company will not be bound by any contracts of whatever nature;

2.1.15 the company will not be liable, whether contingently or otherwise and whether as surety, co-principal debtor, guarantor or indemnifier, for the liabilities of any third party;

2.1.16 the company will have no liabilities, save for those disclosed in the accounts;

2.1.17 there are no outstanding or unpaid dividends due to the seller;

2.2 the company is not engaged in any litigation, income tax appeals, arbitration or criminal proceedings. Having made all reasonable enquiries, the seller is not aware of any facts, matters or circumstances which may give rise to any such litigation, income tax appeals, arbitration or criminal proceedings. It is however recorded that the company has applied for the liquidation of a debtor known as Makana Business Solutions
2.3 having made all reasonable enquiries, the seller is not aware of any facts, matters or circumstances which may give rise to the cancellation of any of the policies of insurance referred to in 2.1.12, or the repudiation of any claims thereunder or to such policies not being renewed in the future or only being renewed subject to the imposition of onerous terms;
2.4 the accounts, effective date accounts and the adjustment accounts will be certified without qualification and be prepared: -
                                                                             20
2.4.1 in accordance with generally accepted and sound accounting practice;

2.4.2 in a manner such as fairly to present the state of affairs, operations and results of the company as at the date thereof and for the periods to which they relate;

2.4.3 in accordance with the provisions of the Companies Act; and

2.4.4 unless inconsistent with 2.4.1, on the same basis and applying the same criteria as applied in the preparation of the audited financial statements of the company during previous years;


2.5 there will be no material changes between the accounts and the audited effective date accounts of the company;

2.6 all stamp duty in terms of the Stamp Duties Act, 1968, as amended, including but not limited to any stamp duty payable by the seller in respect of the transfer of the sale shares into the name of the purchaser (from which no exemption is applicable) has been paid in respect of the shares;

2.7 between the incorporation of the company and the closing date, the company will not have made an aware of any capitalization or bonus shares;

2.8 the seller has disclosed in writing to the purchaser all queries addressed to the company or any of its representatives by any tax official and the replies thereto as well as full details of any tax objections lodged by the company and which have not been fully disclosed of;

2.9 at the effective date, no work remains to be performed, and no expense not accrued in the accounts remain to be incurred, in connection with -

2.9.1 the completion and auditing of the company's financial statements in respect f any of its financial years ended prior to the effective date;

2.9.2 the submission of the company's income tax returns in respect of any of the financial years ended prior to the effective date; and the submission of any other return required by law to have been submitted by the company to any competent authority prior to the effective date;

2.10 as at the closing date the company will have no liability of whatsoever nature for taxation not provided for in the effective date accounts arising from or out of the profits or income of the company for all periods prior to the effective date, for which purpose the term "taxation" shall include normal taxation, general sales tax, value added tax, regional service council levies, all other forms of taxation, any taxation arising from new assessments of taxation and/or the reopening of any income tax assessments of the company, and penalties or interest as a result thereof, any taxation in respect of undistributed profits, and any taxation in respect of distributed profits;


2.11 there are no unpaid claims for salaries, wages, UIF, PAYE, retrenchment or unfair labour practices by any employee of the company;

2.12 none of the transactions in which the company has been a party are capable of giving rise to the transaction/s being set aside by any trustee or
liquidator as constituting undue preferences or voidable disposition;        21

2.13 the company has not carried on any business other than that of software solutions developer, mobile solutions provider, services (contracting) and software and hardware distributor;

2.14 and the assets listed on the fixed assets register will be insured against the risks to which they are subject for amounts which accord with sound business practice, for a period termination not earlier than the transfer date, all premiums due in respect of such insurance will have been paid and the seller will have complied with all of the conditions to which the liability of the insurers under the policies of insurance will be subject;

2.15 and the assets listed on the fixed assets register will continue to be in good order and condition and apart from wear and tear in the ordinary course, and apart from any loss, damage or destruction beyond the control of the seller, provided that any loss, damage or destruction will be fully insured for the benefit of the seller;

2.16 the seller has disclosed to the purchaser all facts and circumstances material to this transaction and which would be material or would be reasonably likely to be material to a purchaser of the sale shares and sale claims and the purchase price payable in respect thereof.

2.17 The audited profit of the company before interest and Taxation for the period of 12 (twelve) months after the effective date will be not less than R750 000.00 (seven hundred and fifty thousand Rand) failing which the purchase price will be adjusted by any such shortfall in terms of the following formula:
Actual profit
R750 000            X           R409 500

=      Amount of adjustment
























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